SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 25, 1997



                                    MRL, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



                                    Missouri
                 (State or Other Jurisdiction of Incorporation)



                    0-1363                               43-0614403
         (Commission File Number)             (IRS Employer Identification No.)



287 North Lindbergh, Suite 206, St. Louis, MO                  63141
  (Address of Principal Executive Offices)                  (Zip Code)


                                 (314) 432-7222
              (Registrant's Telephone Number, Including Area Code)




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Item 3.  Bankruptcy or Receivership.

(a) The Registrant filed a voluntary petition for bankruptcy, case number 97-48219-399, under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Missouri (the "Bankruptcy Court"), on August 25, 1997. Pursuant to the Bankruptcy's Court's order, the Registrant's existing directors and officers remain in possession of the Registrant's assets and continue to direct the Registrant's operations, subject to the supervision and orders of the Bankruptcy Court.

(b) The Registrant has not submitted a plan of reorganization to the Bankruptcy for approval.


         Item 7. Financial Statements and Exhibits

          (a)       Not Applicable.

          (b)       Not Applicable.

          (c)       See Exhibit Index.


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
                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  October 21, 1997                  MRL. INC.




                                          By: /s/ Larry J. Stallings
                                              ---------------------------------
                                              Larry J. Stallings, President

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
                                  EXHIBIT INDEX


Exhibit No.                         Exhibit

    99.1 MRL, Inc.'s voluntary petition for bankruptcy, case number 97-48219-399, under Chapter 11 of the United States Bankruptcy Code, which was filed in the United States Bankruptcy Court, Eastern District of Missouri, Eastern Division on August 25, 1997.

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